U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          MAY 27, 1997
                                                  ------------------------------


                             ITI TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-24900                    06-1340453
(State or other jurisdiction         (Commission              (I.R.S.  Employer
      of incorporation)              File Number)            Identification No.)

                              2266 NORTH 2ND STREET
                         NORTH ST. PAUL, MINNESOTA 55109
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:       (612) 777-2690
                                                    ----------------------------


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         ITI Technologies, Inc. (the "Company") announced on May 27, 1997 that its subsidiary, Interactive Technologies, Inc. ("ITI"), had acquired the Regency product line and dealer program from the Silent Knight Division of Willknight, Inc. of Maple Grove, Minnesota. The terms of the transaction were not disclosed.

         The information set forth in the Company's press release attached hereto as Exhibit 99.1 is hereby incorporated by reference herein.

         This Current Report on Form 8-K (including, without limitation, the information incorporated herein by reference) contains forward-looking statements that involve risks and uncertainties. Actual results may differ from the results discussed in the forward-looking statements due to many factors including, without limitation, risks associated with acquisitions, such as difficulties in assimilating operations, systems and products of the acquired company; the diversion of management's attention from other business concerns; and the risks of entering new markets.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.


         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.


         (c)      EXHIBITS.

                  Exhibit 99.1 Press Release of ITI Technologies, Inc. dated May 27, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ITI Technologies, Inc.


Date: May 27, 1997.                     By /s/ Charles A. Durant
                                           -----------------------------------
                                           Charles A. Durant
                                           Secretary